                                                                    EXHIBIT 32.2

                            SECTION 906 CERTIFICATION

I, Juliet M. Reising, Executive Vice President and Chief Financial Officer of Verso Technologies, Inc. (the "Company"), do hereby certify in accordance with 18 U.S.C.Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      1. The Annual Report on Form 10-K of the Company for the year ended December 31, 2003 (the "Periodic Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Sections 78m or 78o(d)); and

      2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 15, 2004

                                           /s/ Juliet M. Reising
                                           ---------------------------------
                                           Juliet M. Reising
                                           Chief Financial Officer and
                                           Executive Vice President